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                                                                    EXHIBIT 23.4

                                    CONSENT

  I hereby consent to the reference to me under the caption "Management-- Executive Officers and Directors" in the Registration Statement on Form S-3 (File No. 33-57057) of National Medical Enterprises, Inc. and in the Prospectus forming a part of the Registration Statement relating to the public offering of debt securities by NME.

Date: January 30, 1995                            /s/  Robert O' Leary
                                          _____________________________________
                                                       Robert O' Leary